UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

PRIMUS GUARANTY, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-32307	98-0402357
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

 On March 30, 2009, Primus Guaranty, Ltd. (the “Registrant”) was notified by NYSE Regulation that the Registrant’s business plan and supplemental information (the “Plan”) setting forth the action the Registrant has taken and proposes to take in order to bring the Registrant back into compliance with the continued listing standards of the New York Stock Exchange (“NYSE”) had been accepted and accordingly the NYSE was continuing the listing of the Registrant’s common shares on the NYSE. NYSE Regulation advised, however, that failure to meet the financial and operational goals described in the Plan would subject the Registrant’s common shares to trading suspension at the time the goals are not met. As previously disclosed on November 10, 2008, the NYSE notified the Registrant that it was “below compliance” because over a 30 trading-day period the Registrant’s total market capitalization was less than $75 million and its most recently reported shareholders’ equity was less than $75 million. The Registrant will need to demonstrate, either during or following the 18 month period of the Plan, that it has achieved these market capitalization and shareholders’ equity thresholds. The Registrant acknowledged receipt of NYSE Regulation’s notification on April 1, 2009. Additionally, NYSE Regulation notified the Registrant that it is no longer considered below the $1.00 continued listing criterion because a calculation of the Registrant’s average stock price for the 30 trading days ended February 28, 2009 indicated that the Registrant’s stock price was above $1.00 based on a 30 trading-day average. No assurance can be made, however, that the Registrant will continue to meet the NYSE listing requirements.

On April 3, 2009, the Registrant issued a press release commenting on certain aspects of the credit default swap (“CDS”) portfolio of its subsidiary, Primus Financial Products, LLC (“Primus Financial”), reporting that one new credit event was incurred by the single-name CDS portfolio of Primus Financial the during the quarter ended March 31, 2009. The Registrant also reported that Primus Financial did not have any exposure to any of the Big 3 U.S. automakers in its single-name or tranche CDS portfolio. The foregoing description of such press release is qualified in its entirety by reference to the Press Release dated April 3, 2009, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Registrant also announced that it released 2008 passive foreign income statements on the Investor Relations – Tax Information page of its Web site, www.primusguaranty.com.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 3, 2009 issued by the Registrant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By: /S/ Richard Claiden
Richard Claiden
Chief Financial Officer
(Duly Authorized Officer and Principal Financial Officer)

Date: April 3, 2009

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated April 3, 2009 issued by the Registrant.

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